UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 11, 2022

BuzzFeed, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39877	85-3022075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 East 18th Street

New York, New York 10003

(Address of registrant’s principal executive offices, and zip code)

(646) 589-8592

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	BZFD	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	BZFDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Chief Legal Officer

On November 11, 2022, Rhonda Powell announced her intention to resign as Chief Legal Officer and Corporate Secretary of BuzzFeed, Inc. (the “Company”), effective January 2, 2023, in order to pursue other opportunities outside of the Company.

(c) Appointment of Chief Legal Officer

On November 11, 2022, the Company further announced that David Arroyo would be appointed as Chief Legal Officer and Corporate Secretary of the Company to succeed Ms. Powell. Mr. Arroyo is currently Senior Vice President, Chief Compliance Officer and Head of Litigation at the Company. His appointment will become effective on January 2, 2023.

Mr. Arroyo has more than 25 years of experience in news, cable television, digital publishing and large law firm practice, most recently as Senior Vice President, Chief Compliance Officer & Head of Litigation at the Company, which he joined in2019. Prior to joining BuzzFeed, Mr. Arroyo was Senior Vice President, Global Head of Compliance at Discovery, Inc. from 2018 to 2019. Previously, he spent 14 years at Scripps Networks Interactive, Inc. as Senior Vice President, Business & Legal Affairs and Chief Ethics & Compliance Officer from 2016 to 2018; Senior Vice President, Legal Affairs and Internal Audit from 2014 to 2016; Senior Vice President, Legal Affairs from 2012 to 2014; Vice President, Legal Affairs from 2007 to 2012 and Director, Legal Affairs from 2004 to 2007. Before joining Scripps Networks, Mr. Arroyo worked at Gibson, Dunn & Crutcher LLP and Kirkland & Ellis LLP and served as a Law Clerk to U.S. District Court Judge James G. Carr. Mr. Arroyo graduated from Duke University with a Bachelor of Arts, Political Science and Public Policy and from the University of Michigan Law School with a Juris Doctor.

Item 9.01. Financial Statement and Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 14, 2022
BuzzFeed, Inc.

		By:	/s/ Jonah Peretti
Name: Jonah Peretti
Title: Chief Executive Officer